Exhibit 99.1

Investor and Analyst Event Nasdaq MarketSite, New York City June 27, 2018

Welcome Steve Gitlin, VP Corporate Strategy and Investor Relations

Safe Harbor Statement Certain statements in this presentation may constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” or words or phrases with similar meaning. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, reliance on sales to the U.S. government; availability of U.S. government funding for defense procurement and R&D programs; changes in the timing and/or amount of government spending; our ability to perform under existing contracts, including the asset purchase agreement for the proposed sale of our EES business, and obtain new contracts; risks related to our international business, including compliance with export control laws; potential need for changes in our long-term strategy in response to future developments; unexpected technical and marketing difficulties inherent in major research and product development efforts; the impact of potential security and cyber threats; changes in the supply and/or demand and/or prices for our products and services; the activities of competitors and increased competition; failure of the markets in which we operate to grow; uncertainty in the customer adoption rate of commercial use unmanned aircraft systems; failure to remain a market innovator and create new market opportunities; changes in significant operating expenses, including components and raw materials; failure to develop new products; the extensive regulatory requirements governing our contracts with the U.S. government; product liability, infringement and other claims; changes in the regulatory environment; and general economic and business conditions in the United States and elsewhere in the world. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at www.sec.gov. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Interpretive Notes to the Financial Presentation Unless otherwise noted, the amounts presented in this presentation reflect the results from continuing operations. Efficient Energy Systems (“EES”) business is reclassified to discontinued operations for all periods presented, unless otherwise noted. As the FY18 Revenue and EPS Guidance were based on the consolidated performance of the UAS business segment (continuing operations) and EES business (in FY18, reclassified to discontinued operations), this presentation contains, where noted, results consolidating continuing and discontinuing operations results for comparison purposes to FY18 Guidance.

Agenda Topic Time Presenter Welcome 8:30 - 8:40 Steve Gitlin Tomorrow, Together 8:40 - 9:10 Wahid Nawabi UAS Overview 9:10 - 9:40 Kirk Flittie Break 9:40 – 9:55 Financials 9:55 - 10:30 Teresa Covington Customer Panel 10:30 – 11:00 Steve Gitlin Flemming Olstroem, Major, Danish Army Ulf Bogdawa, CEO SkyDrones, SA Q&A, Closing 11:00 – 11:30 Wahid Nawabi, Teresa Covington Topic

Tomorrow, Together Wahid Nawabi, President and Chief Executive Officer

AeroVironment is a Technology Solutions Provider at the Intersection of Future-Defining Capabilities Commercial Applications Defense Applications Broadband communications Infrastructure monitoring Crop analysis Disaster damage assessment Public safety Environmental protection Target acquisition Effects delivery Battle damage assessment Force protection Communication Facility security Convoy recon Robotics Analytics Sensors Connectivity AeroVironment Technology

Growing Patent Portfolio Protects our Unique IP 155 U.S. patents issued Additional 67 applications pending Does not include trade secrets Dedicated internal and external IP counsel Percentage of U.S. Patents Issued to AeroVironment by Business

Strong Fiscal 2018 Performance $271 million revenue from continuing operations ($309 with discontinued operations) Exceeded revenue, earnings per share guidance Record fourth quarter-ending funded backlog of $174 million Strong international demand – 40% of company revenue Strong DoD funding evident in government fiscal year 2019 (GFY19) budget request

Strategic Actions Taken Focus on UAS and TMS - EES divestiture Equity investment in HAPSMobile, Inc. – likely to require significantly higher investments in future Partnering with others to pursue our business objectives Continuously evaluating deploying our balance sheet for strategic investments

The Pioneer and Leader in Small UAS

Small UAS Market Potential

Potential small unmanned aircraft fleet size – U.S.:

- Approximately 1,281,900 active duty troops[1]
- Approximately 9,500 Raven B Puma AE and Wasp small unmanned aircraft in DoD as of 2013 [2]
- Calculated ratio of 135 troops per AeroVironment small unmanned aircraft
- Potential fleet size at 20:1 ratio = 64,125

Potential small unmanned aircraft fleet size U.S. allies:

- Approximately 3,150,000 active duty troops in allied military forces
- Potential fleet size at 40:1 ratio = 78,750

Total potential small unmanned aircraft market potential: 142,875



Potential Small Unmanned Aircraft Fleet Size
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
United States
U.S. Allies

[1] globalfirepower.com (allies included in estimate: South Korea, Egypt, Turkey, Italy, Japan, Saudi Arabia, France, U.K., Germany, Greece, Spain, Canada, Australia, Belgium)
[2] U.S. Department of Defense Unmanned Systems Integrated Roadmap FY2013-2038

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© 2018 AeroVironment, Inc.

The Pioneer and Leader in Loitering Munitions (TMS) Switchblade Blackwing Rapid Response, High-Precision, Wave-Off Capability

TMS Market Potential

- Based on current Switchblade adoption:
  - Approximately 450,000 active duty U.S. Army soldiers [1]
  - 1,318 LMAMS rounds budgeted for fiscal 2019 procurement [2]
  - Calculated ratio of 341 soldiers per LMAMS round
- Potential procurement opportunity at ratio of 100 soldiers to LMAMS round = 4,500



- Based on Legacy Weapon Systems Procurement
  - U.S. Department of Defense budgeted <u>$2.5 billion</u> in fiscal 2018 for:
    - Tactical Missiles
    - Anti-Tank/Assault Missiles
    - Mortar Ammunition
    - Rockets
    - Grenades
    - Artillery Ammunition
    - Sonobuoys
- AeroVironment TMS could address a portion of these applications

[1] Heritage.org 2017 Index of Military Strength
[2] Department of the Army FY 2019 President's Budget Exhibit P-1 FY 2019 President's Budget Total Obligational Authority Feb 2018

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© 2018 AeroVironment, Inc.

The Pioneer and Leader in HAPS 5G set to massively boost IT infrastructure spending of $326B by 2025. - Forbes, February 2018 Upgrade to 5G costs $200 Billion a year - Bloomberg, December 2017 U.S. mobile operators will spend $100B on 5G by 2020, study says. - GSMA, March 2018 Dish Could Spend Up to $1B on NB-IoT Network, $10B on Nationwide 5G. - Wirelessweek, May 2018

HAPSMobile Joint Venture Business Relationship HAPSMobile, Inc. ($100 million initial capitalization) AeroVironment SoftBank 5% Equity ($5 million) 95% Equity ($95 million) Development and demonstration CRAD contract (revenue) Report 5% of gain/loss on AeroVironment P&L Manufacture and supply solar HAPS systems for global broadband communications

The First “Drone as an App” Integrated Commercial Information Solution AV Decision Support System

Strategic Takeaways AeroVironment is a pure-play solutions company focused on robotics, sensors, analytics and connectivity technologies Excellent fiscal 2018 results We are at the forefront of multiple large, promising global value creation opportunities Strong financial position that enables our growth strategy Demonstrated track record of capitalizing on growth opportunities

Unmanned Aircraft Systems Kirk Flittie, VP and General Manager

AEROVIRONMENT CAPABILITY ROADMAP
June 2018
DEFENSE
COMMERCIAL
SUAS Family-of-Systems (Raven®, Wasp®, Puma™)
Shrike 2 Hybrid & VTOL
Next Gen GCS
Puma LE
• Ground Robot-Aircraft
• Manned-Unmanned Teaming
Switchblade™ Loitering Munition
Sensor to Shooter System
Switchblade
Swarming Switchblade from Multiple-Pack-Launcher
Integrated on Submarines, Ships, Helos and Aircraft
Helios Solar-Powered, World Record Holder
Hawk 30
Telecom Platform
HAPS 5G + IoT Network
Shrike VTOL™
Quantix™
Quantix™ / DSS Ecosystem
FIRST GENERATION UAV PLATFORMS
NEXT GEN ADVANCED UAS FAMILY-OF-SYSTEMS
MULTI-DOMAIN, DISTRIBUTED, NETWORKED, AND INTEGRATED SYSTEMS
YESTERDAY
TODAY
TOMORROW

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© 2018 AeroVironment, Inc. Proprietary & Confidential

AEROVIRONMENT STRATEGIC ROADMAP
June 2018
AEROVIRONMENT GROWTH
AEROVIRONMENT PURPOSE
To secure lives and advance sustainability through transformative innovation
FY 17
$229M
FY
$271M
HAPS Joint Venture
TUAS Partnership s
TUAS Global Services Centers Operational
FY2019
Quantix / DSS Partnership s
Autonomy & Software Services Partnerships
Multi-Domain Robotics and Partnerships
FY2020
TUAS Next Gen
TM S
Quantix
HA PS
Multi-Domain Robotics Expansion
TUAS Next Gen
Multi-Domain Robots
Software Services
FY2021
New TMS Full Rate Production
FUTURE STATE
Integrated Unmanned Robotic systems (Air, Land &
Sea based), coupled with advanced software analytics are going to be ubiquitous. AV will be the leader in providing these integrated syste solutions to our custom in Defense and Commercial / Industrial markets. The integrated system solutions will include things such as UAVs, UGVs, AGVs, UUVs, Sensors, descriptive, prescriptive, and preventative soft analytics, AI, Computer Vision, and related services.
TUAS 40+ Countries
TMS Rapid Growth
Launch Quantix
Win HAPS
TUAS Puma Long Endurance
TMS Family of Systems
Quantix Adoption
Build 2 prototype HAPS Aircraft
TUAS Next Gen Group 1 Available
Expand TMS FoS and Variants
Expand Quantix AVDSS Agricultural
HAPS Demonstration & Start Certification
Expand to Multi-Domain Solutions
Expand TUAS Next Generation FoS
TMS Variant PoR
CIS Country Expansion
Continue HAPS Certification
Expand Multi-Domain Capability
FY2018
FY2019
FY2020
FY2021

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© 2018 AeroVironment, Inc. Proprietary & Confidential

AeroVironment is a Technology Solutions Provider at the Intersection of Future-Defining Capabilities Commercial Applications Defense Applications Broadband communications Infrastructure monitoring Crop analysis Disaster damage assessment Public safety Environmental protection Target acquisition Effects delivery Battle damage assessment Force protection Communication Facility security Convoy recon Robotics Analytics Sensors Connectivity AeroVironment Technology

Integrated, Highly Engineered System Designed for Real-World Military Operations

Flight Computer (AeroVironment design)
- Supports third party applications, advanced algorithms for image processing and navigation
- Interfaces with next generation M-Code GPS

Smart Battery
(AeroVironment design)
- High safety and durability
- High power quality

High-Efficiency Electric Motor
(AeroVironment design)
- Low acoustic signature
- No maintenance
- Rugged design



Digital Radio (AeroVironment design)
- Ability to operate in challenging EW/cyber environments
- Wideband mode supports HD video and additional bandwidth for secondary payloads
- AES-256 encryption reduces probability of intercept
- Frequency hopping improves ability to operate in the presence of noise and jamming

Maximum Portability
- Hand-launch and auto-land: no additional launch or landing equipment required
- No tools required for assembly or dis-assembly
- Modular design permits in-field maintenance and upgrade

Sensors
(AeroVironment design)
- Electro-optical
- Low-light
- Nighttime
- All-Environment

Airframe
(AeroVironment design)
- Rugged and lightweight composite airframe for repeated hard landings
- All-Environment: fresh and salt water, snow, ground
- Designed for reliability in real-world operating conditions

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© 2018 AeroVironment, Inc. Proprietary & Confidential
PROCEED WITH CERTAINTY

AeroVironment is the Leading Supplier of UAS to the U.S. Department of Defense (DoD) Family of rugged, secure, interoperable systems More than 85% share of DoD UAS fleet * Winner of five DoD small UAS programs of record Secured more than 90% of Army ID/IQ task order dollars since December 2012 New procurement opportunities for Army Soldier Borne Sensor (SBS) and Short Range Reconnaissance (SRR) * U.S. Department of Defense Unmanned Systems Integrated Roadmap, 2013

45 ALLIED COUNTRIES (AS OF JUNE 2018): Afghanistan, Australia, Belgium, Bulgaria, Burundi, Canada, Colombia, Czech Republic, Denmark, Egypt, Estonia, Ethiopia, France, Germany, Greece, Hungary, Ireland, Italy, Japan, Jordan, Kenya, Latvia, Lebanon, Lithuania, Luxembourg, Macedonia, Malaysia, Netherlands, Norway, Pakistan, Philippines, Romania, Saudi Arabia, Singapore, Spain, Sweden, Thailand, Tunisia, Turkey, UAE, Uganda, UK, Ukraine, Uzbekistan, Yemen Small UAS: Growing International UAS Footprint

Small UAS Future: The U.S. Army is Embracing Robotics & Autonomous Systems (RAS) Objectives: Increase situational awareness Lighten the Soldiers’ physical and cognitive workloads Sustain the force with increased distribution, throughput, and efficiency Facilitate movement and maneuver Protect the force Source: U.S. Army Robotics and Autonomous Systems Strategy, March 2017

Tactical Missile Systems: Smarter Missile Technology $111 million in orders from August 2017 through May 2018 from U.S. Army and Marine Corps $113 million in proposed procurement funding for Switchblade in GFY19 DoD budget request Variants include Blackwing™ submarine-launched reconnaissance and connectivity solution Networked solution with AeroVironment and other systems

HAPS Opportunity Mobile connection, anytime, anywhere IoT and drones – ubiquitous link Safety and security – disaster areas Defense and monitoring – complements satellite coverage Island Areas Mountain Areas 100% Coverage for IoT devices Network & Traffic Control

HAPS Telecommunications Benefits Deployable with existing handset technology Broader coverage (one aircraft = 1,800 towers) Flexible deployment (wherever, whenever) Enable and increase I0T revenue Enable and increase drone revenue Increase subscriber count Increase roaming revenue Rapid deployment/ re-deployment Upgradable payloads Eliminate mobile dead zones Reduce termination rate Increase subscriber count Improve network connection quality in high value urban markets Increase network cost efficiency and reduce operating expenses Provide IoT/Drone connectivity Expand coverage to outlying areas

Our HAPS Business Builds on AeroVironment’s Unique Experience with Solar-Powered High-Altitude UAS World’s first 3G and HDTV connectivity from stratosphere World’s highest flying aircraft in level flight World’s first solar-powered high altitude UAS Next Generation Solar-Powered Haps for global Telecom Pathfinder 71,504 feet / (1997) Pathfinder Plus 80,201 feet / (1998) Helios 96,863 feet / (2001) HAPS In Development Phase 1: Design Phase 2: Develop & Demonstrate Phase 3: Certify, Initial launch Phase 4: Scale Business

Commercial Information Solutions Entered market with disruptive solution Building channel through agriculture dealers Gaining experience Opportunities for strategic partnerships to accelerate education and awareness Integrated ecosystem of hardware, sensors, software and connectivity

Strong Visibility for AeroVironment Solutions in Government Fiscal 2019 Budget Request More than $100 million for Switchblade $46 million for Raven $13.5 million Puma $100 million proposed in GFY20-22 for Short Range Reconnaissance program Current Status - Congressional committee review: House and Senate appropriations House and Senate Armed Services

Break

Financial Overview Teresa Covington, Senior VP and Chief Financial Officer

AeroVironment Strong Financial Position Strong, profitable core business across a diverse global customer base Attractive growth portfolio opportunities Balance sheet provides flexibility to act decisively to support adoption of AeroVironment solutions Key Fiscal 2019 Expectations: Continued strength in Small UAS and Tactical Missile Systems businesses Continue to execute on new growth opportunities: HAPS and Commercial Information Solutions Complete divestiture of EES business segment * Identify strategic inorganic growth opportunities * Efficient Energy Systems business segment is reclassified to discontinued operations for all periods presented, unless otherwise noted.

Delivered Strong Financial Performance in Fiscal 2018 $M, excluding EPS FY17 FY18 * Variance Fiscal 2018 Guidance Revenue: Continuing Operations $228.9 $271.1 $42.2 Discontinued Operations $35.9 $37.9 $2 Total Revenue * $264.9 $309 $44.2 $280 - $300 - Exceeded Total Revenue Growth % NQ 16.6% R&D Expense $28.5 $26.4 $(2.1) R&D % of Continuing Operations Revenue 12.4% 9.8% 9%-10% of Revenue R&D range Inline with Expectations EPS Attributable to AeroVironment – Diluted * $0.54 $0.84 $0.30 $0.45 - $0.65 - Exceeded Year-End Funded Backlog $70.9 $174.3 $103.4 Record year-ending backlog $M, excluding EP * Notes: Unless otherwise noted, the amounts presented in the table above reflect the results from continuing operations. As the FY18 Revenue and EPS Guidance were based on the consolidated performance of the UAS business segment (continuing operations) and EES business (in FY18, reclassified to discontinued operations), we presented Total Revenues (revenue from continuing and discontinued operations) and EPS Attributable to AeroVironment – Diluted in the table above, for comparison purposes to FY18 Guidance.

Revenue and EPS Growth After Sequestration FY15 – FY17 Investments driving profits and revenue growth Notes: Revenue presented includes revenue from both UAS Business Segment (continuing operations) and the EES Business (in FY18, reclassified to discontinued operations). Diluted EPS is the fully diluted net income per share attributable to AeroVironment. $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 FY13 FY14 FY15 FY16 FY17 FY18 EPS Attributable to AeroVironment - Diluted (Whole Dollars) Total Revenues ($ in millions) UAS Revenue (Continuing Operations) EES Revenue (Discontinuing Operations) EPS Attributable to AeroVironment - Diluted

FY18 Revenue Profile – TMS & International Becoming Cornerstones of Business; HAPS Growing FY 2018 Revenue $271 million (continuing operations)

Majority of AeroVironment Revenue Not Historically Tied to DoD Procurement Budget Line Items 0% 10% 20% 30% 40% 50% 60% 70% Q1 FY16 Q2 FY16 Q3 FY16 Q4 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 % of AV Fiscal Year Revenue 40% Average End of Qtr. Funded Backlog vs. AeroVironment Annual Revenue AV Revenue Tied to DoD Procurement Budget 34% AV Revenue from Other Funding / Customers 66% AV Revenue vs. GFY16 - 17 DoD Procurement Budgets

A Growing International Business, and Mix Dominated by Fixed Price and Product Sales 69% 82% 83% 75% 76% 80% 31% 18% 17% 25% 24% 20% 0% 20% 40% 60% 80% 100% FY13 FY14 FY15 FY16 FY17 FY18 Revenue Mix by Contract Type Fixed Price Cost Plus 52% 76% 77% 69% 70% 72% 29% 11% 6% 8% 11% 9% 19% 14% 17% 23% 19% 19% 0% 20% 40% 60% 80% 100% FY13 FY14 FY15 FY16 FY17 FY18 Revenue Mix by Function Products Services Customer R&D

Gross Margin Trends – Sensitive to Mix and Volume Gross margin impacted by the mix between products and services and quarterly sales volume 43.1% 47.0% 47.5% 44.3% 42.7% 34.8% 35.8% 39.9% 35.4% 33.7% 41.1% 44.4% 45.2% 41.6% 40.2% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% FY14 FY15 FY16 FY17 FY18 Gross Margin % Product Gross Margin % Contract Services Gross Margin % Total Gross Margin % - 3.2% 37.3% 39.8% 51.7% 22.1% 46.9% 37.3% 48.6% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% — 20.0 40.0 60.0 80.0 100.0 120.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY17 FY18 Product Gross Margin (%) Product Revenue ($M) Product Revenue Product Gross Margin %

Multi-Faceted Investment Strategy Levers P&L and Balance Sheet Uses of Capital: Internally Funded R&D Growth Working Capital Growth Capital Expenditures Inorganic Investments Return of value to stockholders Acquisitions JV, Licensing, Strategic Investments Investments Short Term Medium Term Long Term Organic Significant Revenue and Margin Contribution Market Validation Exploration Inorganic

= Small Defense / Defense Tech Peers = Big A&D Peers (> $10B Market Cap.) AeroVironment Compares Favorably to Small Cap Defense/Defense Tech Peers Source: NASDAQ IR Insight, Company Filings

AeroVironment Compares Favorably to Small Cap Defense/Defense Tech Peers = Small Defense / Defense Tech Peers = Big A&D Peers (> $10B Market Cap.) Source: NASDAQ IR Insight, Company Filings

Return on Net Operating Assets (RNOA) - Improving Asset Utilization Aligned with Defense Technology Peers Source: NASDAQ IR Insight, Company Filings AVAV FY17 AVAV FY18 ESLT FLIR IRBT ATRO DCO OSIS VSAT TDG KVHI MRCY KEYW COL HRS BA GD NOC LMT RTN LLL -10% 0% 10% 20% 30% 40% 50% - 2.0 4.0 6.0 8.0 10.0 12.0 Operating Profit % Operating Asset Turnover AV Comparable Company RNOA Small Defense / Defense Tech Peers Big A&D Peers (> $10B Market Cap)

HAPS Financial Reporting * Notes: Excludes exchange loss on conversion to Japanese Yen Financial Reporting Joint Venture * FY18 Total Cash ($M) ($3.3) ($5.2) Other assets long-term ($M) $2.0 $5.2 Equity method (loss), net of tax ($M) ($1.3) ($5.2) Design Development Agreement FY18 Total Revenue ($M) $22.1 $75.8 Other Revenue ($M) $7.5 $7.5 Unbilled receivables and retentions ($M) $3.1 Accounting for HAPS Mobile, JV Joint Venture 5% ownership stake Equity method of accounting 5% of the JV gain/(loss) recorded as Equity method of, net of tax (no tax benefit) Design Development Agreement/ Other Revenue Not to exceed $75.8 million cost-plus fixed-fee contract $7.5M fixed price contract

FY17* FY18 FY19 Guidance Revenue $228.9 $271.1 $290 - $310 Growth (2)% 18% 7% - 14% Growth Gross Profit $95.2 $108.9 Gross Margin 42% 40% R&D Expenses $28.5 $26.4 R&D 12% 10% 10% - 11% of Revenue Diluted EPS from Continuing Operations $0.72 $0.95 $1.10 - $1.40 @ 5% ownership of HAPS Mobile JV and inclusive of a one-time gain due to litigation settlement of $0.25 - $0.26 Anticipated diluted share count: 24.1 million to 24.3 million Estimated Tax Rate on Continuing Operations: 15% - 18% FY19 – Financial Guidance Continuing Operations $Millions, excluding EP

Financial Takeaways Strong financial position Increasingly diverse revenue streams Margin sensitivity to revenue mix and volume Increasing focus on strategic investments Anticipating continued growth

Flemming Olstroem, Major, Branch Head IMINT&UAS Research and Development Division Danish Army Intelligence Centre Ulf Bogdawa, Director/CEO SkyDrones Tecnologia Aviônica S/A Tomorrow, Together: Customer Panel

UNCLASSIFIED may 22ND 2018 SUAS Danish Army since 2007 DANISH ARMY INTELLIGENCE CENTRE Danish Army Unmanned Aerial Systems DANISH DEFENCE

DANISH ARMY INTELLIGENCE CENTRE

FROM RAVEN TO PUMA AE

- 2007 - 2013 Raven B (12.000$^{(+)}$ hrs)
  - DNK SOF procurement
  - DNK Army Troop trial (Afghanistan 2008-2013)



- 2012 - now Puma AE (9.000$^{(+)}$ hrs)
  - DNK Army and SOCOM



- Organization
  - Four man Section; three Sections/Platoon; two Platoons
    - One Platoon supports one Battalion
    - Intelligence, Surveillance & Reconnaissance (ISR)
    - Actionable Intelligence at Battalion and Company levels

DANISH DEFENCE

UNCLASSIFIED

MAY 22nd 2018

Puma ae Missions ISAF (2013-2014) OIR (2015- ) OOS (2013-2015) Mali (2016) RECSYR (2016) SOCOM ARMY RECSYR: Removal of chemical weapons from Syria OOS: Operation Ocean Shield (pirate hunting off the Horn of Africa) OIR: Operation Inherent Resolve (Iraq) ISAF: International Security Assistance Force (Afghanistan)

Iraq

Iraq

[LOGO] 55 June 27, 2018 2018 AeroVironment, Inc.

SkyAgri – SkyDrones Farm Services

IT’S ALL ABOUT MARKET SHARE IN A US$ 12,2 BILLION BUSINESS Chemical companies understand that to keep the Market Share they need information and they need to deliver more than chemicals Share 2017. Total U$$12,2 bi in BRA. Syngenta 16% Bayer (+Mons) 20% Basf 8% Brevant (Dw+Dp) 14% FMC 6% Adama 4% Nufarm 4% Ihara 3% Outros 25% SHARE BY COMPANY

Focus: Provide Farm Services Will get precise managerial crop information Will be able to use spraying drones in unreachable/unsafe areas or stop using manual spraying Will have this information integrated with Enterprise Resource Planning Software if needed Will have means to reduce costs and boost productivity Farmer Benefits

FARMERS DON’T WANT FLYING CAMERAS, THEY NEED PRECISE INFORMATION. THEY DON’T WANT SPRAYING MACHINES, THEY NEED RESULTS (and this is how we are giving it to them)

Climate Field View - Monsanto

PRODUCTIONS BELTS - COMPARATIVE Belts EUA – Agricultural belts predominantly monoculture specialized in production Belts BRA – Agricultural belts in polyculture favored by climate Main Crops 2017 Corn – 33,34 hectares -> 357,26 mmt Soy – 35,85 hectares -> 115,80 mmt Main Crops 2017 Corn – 17,70 hectares -> 95,00 mmt Soy – 34,70 hectares -> 107,00 mmt

IT’S ALL ABOUT FRANCHISES To be cost-effective you need to be closest to the costumers as possible SKYDRONES Maintenance Center Flight Training School SKYAGRI Aerial Mapping Aerial Spraying Agro Consulting

AeroVironment QUANTIX Ease of use Tested in the harsh conditions of Goias Unlimited supply (faster manufacturing) Cloud processing support SkyDrones Algorithms Can be customized to project standards Benefits

AeroVironment Decision Support System

ALGORITHMS FOR AGRICULTURE PLANT LINES AND FAULTS PLANT FAILURE AREAS PLANT COUNTING WEED Sugar cane soy citrus coffee Sugar cane corn

Summary and Q&A Wahid Nawabi, President and Chief Executive Officer Teresa Covington, Senior VP and Chief Financial Officer

Key Takeaways Pure-play solutions company focused on robotics, sensors, analytics and connectivity technologies Leader in multiple market segments with promising growth opportunities Strong fiscal 2018 financial and operational performance Balance sheet to support strategic investments for long-term value creation

https://www.google.com/url?sa=t&rct=j&q=&esrc=s&source=video&cd=2&cad=rja&uact=8&ved=0ahUKEwiympSvkc_bAhVBHDQIHdS8BxgQtwIILTAB&url=https%3A%2F%2Fwww.youtube.com%2Fwatch%3Fv%3DoOMQOqKRWjU&usg=AOvVaw3k2MSePUxE5j5rhSHkDXTB One More Thing!

Thank You